UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):   October 30, 2000
                                                          ----------------

                               youticket.com, inc.

             (Exact name of registrant as specified in its charter)

                                     Nevada

                 (State or other jurisdiction of incorporation)


         1-28733                                        88-0430607
     ----------------                           --------------------------
(Commission  File  Number)                (IRS  Employer  Identification  No.)


        4420  S.  Arville,  Suites  13  &  14,  Las  Vegas,  Nevada    89103
        --------------------------------------------------------------------
           (Address  of  principal  executive  offices) (Zip  Code)


                                 (702) 876-8200
                                 --------------
               Registrant's telephone number, including area code:



                   (Former name, address and telephone number)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     On October 30, 2000, the Company entered into agreements with several different individuals and entities which, when taken together, result in a restructuring of the Company's management, Board of Directors, and ownership.

     On October 30, 2000, the Company entered into an investment banking agreement with International Investment Banking, Inc. ("IIBI"). Under the terms of the agreement, IIBI will provide investment banking and financial services to the Company. The agreement is for a term of two (2) years, renewable for successive one year terms unless terminated. As part compensation for the services, the Company has issued to IIBI an aggregate of 4,000,000 shares of its Common Stock. In addition, the Company is obligated to pay to IIBI the sum of $10,000 per month throughout the term of the agreement. The first three payments are to be paid in cash on the sixtieth day after signing the agreement, and additional shares of Common Stock in an undetermined amount are to be placed in escrow and used to pay the monthly fee in the event the Company is delinquent.

     On October 30, 2000, the Company entered into a consulting agreement with Stockbroker Presentations, Inc. ("SPI"). SPI will provide services related to advising the Company with respect to market maker and broker relations and information services. The term of the agreement is 12 months, commencing on the payment of the fees specified in the agreement. The agreement calls for the issuance of 500,000 shares of Common Stock upon executing the contract, and for 200,000 shares of Common Stock to be issued monthly for the first six months of the agreement. In addition, the Company is obligated to issue to SPI an option, exercisable beginning June 1, 2001, to acquire 4,000,000 shares of Common Stock at $0.05 per share. The option is exercisable until June 1, 2002, and SPI has been granted piggyback registration rights.

     On October 30, 2000, the Company entered into a consulting agreement with Donald A. Mitchell for management services related to the operations of the Company. Under the terms of the agreement, Mr. Mitchell is to receive 2,000,000 shares of Common Stock. The agreement is for a term of one year, and may be terminated by either party, with or without cause, on thirty days written notice.

     On October 30, 2000, by action of the Board authorized by the Bylaws of the Company, the number of persons comprising the Board was increased from three persons to five persons. As a result of this action, and the resignation of LeAnna Sidhu, there then existed three vacancies on the Board. The Board has recommended and elected Messrs. Donald A. Mitchell, Jeffrey M. Harvey, and Byron Rambo to fill the three vacancies on the Board. These three individuals will not take office until at least ten days after this Information Statement is mailed to all Company shareholders in compliance with Section 14(F) of the Securities Exchange Act of 1934 and Rule 14F-1 thereunder. Messrs. Mitchell and Harvey are officers and are employed by IIBI. In addition, the Company appointed new officers, namely Jeffrey M. Harvey as President, and Maria
Burkholder  as  Secretary  and  Treasurer.

Voting  Securities  of  the  Company
------------------------------------

     As of December 12, 2000, after taking into consideration the issuance of 4,000,000 shares of Common Stock issued to IIBI, 2,000,000 shares issued to Donald A. Mitchell, and 500,000 shares issued to SPI pursuant to the agreements described above, there were 23,747,272 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on each matter which may come before a meeting of the shareholders.

Security  Ownership  of  Certain  Beneficial  Owners  and  Management
---------------------------------------------------------------------

The following table sets forth, as of December 12, 2000, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.



                                       Name and Address of                         Amount and Nature of      Percent
Title of Class                         Beneficial Owner                            Beneficial Ownership (1)  of Class
-------------------------------------  ------------------------------------------  ------------------------  ---------

                                       International Investment Banking, Inc. (2)
Common                                 2101 West State Road 434, Suite 221
Stock                                  Longwood, FL 32779                                        4,000,000       16.8%
-------------------------------------  ------------------------------------------  ------------------------  ---------

                                       Donald A. Mitchell (2)
Common                                 2101 West State Road 434, Suite 221
Stock                                  Longwood, FL 32779                                        2,000,000        8.4%
-------------------------------------  ------------------------------------------  ------------------------  ---------

                                       Roy Meadows (3)
Common                                 207 Jasmine Lane
Stock                                  Longwood, FL 32779                                        1,000,000        4.2%
-------------------------------------  ------------------------------------------  ------------------------  ---------

                                       Stockbroker Presentations, Inc. (3)
Common                                 207 Jasmine Lane
Stock                                  Longwood, FL 32779                                 1,100,000 (4) (5)       4.5%
-------------------------------------  ------------------------------------------  ------------------------  ---------

                                       Elizabeth Barba Wells
Common                                 5304 Painted Lakes Way
Stock                                  Las Vegas, NV 89129                                       1,329,488        5.6%
-------------------------------------  ------------------------------------------  ------------------------  ---------

                                       Wells Childrens Holding, LLC
Common                                 5304 Painted Lakes Way
Stock                                  Las Vegas, NV 89129                                       1,269,488        5.3%
-------------------------------------  ------------------------------------------  ------------------------  ---------

                                       Virginia Thompson
                                       c/o youticket.com, inc.
Common                                 4420 S. Arville, Suites 13 & 14
Stock                                  Las Vegas, NV 89103                                           - 0 -      - 0 -
-------------------------------------  ------------------------------------------  ------------------------  ---------

                                       Alexander Williams
                                       c/o youticket.com, inc.
Common                                 4420 S. Arville, Suites 13 & 14
Stock                                  Las Vegas, NV 89103                                           - 0 -      - 0 -
-------------------------------------  ------------------------------------------  ------------------------  ---------

                                       Jeffrey M. Harvey
Common                                 2101 West State Road 434, Suite 221
Stock                                  Longwood, FL 32779                                         - 0 - (6)     - 0 -
-------------------------------------  ------------------------------------------  ------------------------  ---------

                                       Byron Rambo
Common                                 2101 West State Road 434, Suite 221
Stock                                  Longwood, FL 32779                                            - 0 -      - 0 -
-------------------------------------  ------------------------------------------  ------------------------  ---------



                                       Maria Burkholder
                                       c/o youticket.com, inc.
Common                                 4420 S. Arville, Suites 13 & 14
Stock                                  Las Vegas, NV 89103                                           - 0 -      - 0 -
-------------------------------------  ------------------------------------------  ------------------------  ---------

  All Officers and Directors
  as a Group (6 Persons)                                                6,150,000                               25.7%
-------------------------------------  ------------------------------------------  ------------------------  ---------



(1)     Based  on  23,747,272  shares  outstanding.

(2) Mr. Mitchell is the President and controlling owner of International Investment Banking, Inc., and as such, is deemed to be the beneficial owner of the shares held in the name of Donald A. Mitchell and International Investment Banking, Inc.

(3) Mr. Meadows is the President and controlling owner of Stockbroker Presentations, Inc., and as such, is deemed to be the beneficial owner of the shares held in the name of Roy Meadows and Stockbroker Presentations, Inc.

(4) Includes 600,000 shares of Common Stock which have not yet been issued to Stockbroker Presentations, Inc., but which have or will be earned within sixty (60) days at the rate of 200,000 per month on the first of each month beginning December 2000. SPI's agreement with the Company provides for the issuance of up to 1,200,000 shares total at the same rate.

(5) Does not include options to acquire 4,000,000 shares of Common Stock at $0.05 per share exercisable beginning June 1, 2001.

(6) Mr. Harvey is an employee of International Investment Banking, Inc., and disclaims any ownership in the shares issued to IIBI and /or Donald A. Mitchell.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.     OTHER  EVENTS

     Not  applicable.

ITEM  6.     RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.     FINANCIAL  STATEMENTS

     No  financial  statements  are  required.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

2.1 Investment Banking Engagement Agreement dated October 30, 2000 between International Investment Banking, Inc. and youticket.com, inc.

2.2 Consulting Agreement dated October 30, 2000 between Donald A. Mitchell and youticket.com, inc.

2.3 Consulting Agreement dated October 30, 2000 between Stockbroker Presentations, Inc. and youticket.com, inc.



                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December  29,  2000                     YOUTICKET.COM,  INC.


                                                /s/  Jeffrey M. Harvey

                                                Jeffrey  M.  Harvey,  President